SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 23, 2006

                                   CDOOR CORP
               (Exact name of registrant as specified in charter)

         DELAWARE                     333-128399                20-1945139
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)

           20A Rehov Sharei Torah
          Bayit Vegan, Jerusalem                                  96387
  (Address of principal executive offices)                      (Zip Code)

                                011972-2-6432875
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Michael S. Krome, Esq.
                                  8 Teak Court
                           Lake Grove, New York 11755
                                 (631) 737-8381
                               FAX: (631) 737-8382

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Auditors

Effective on February 22, 2006, the Registrant dismissed SF Partnerships, LLP by declining to renew the engagement of SF Partnerships, LLP as the independent accountant engaged to audit the financial statements of the Registrant.

SF Partnership LLP performed the audit of the Registrant's financial statements for year ended December 31, 2004. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with SF Partnerships, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to SF Partnerships, LLP's satisfaction would have caused SF Partnerships, LLP to make reference to this subject matter of the disagreements in connection with SF Partnerships, LLP's report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by SF Partnerships, LLP, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision not to renew the engagement with SF Partnerships, LLP was approved by the Registrant's Board of Directors.

The audit report of SF Partnerships, LLP for the Registrant's year ended on December 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

On February 22, 2006, Registrant provided SF Partnerships, LLP with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that SF Partnerships, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 99.1.

(b) Engagement of New Independent Auditors

On February 22, 2006, Registrant engaged the firm of Davis Accounting Group P.C. to serve as its independent registered public accountants for the fiscal year ending December 2005.

During the two fiscal years ended December 31, 2005 and 2004, and through February 22, 2006, Registrant has not consulted with Davis Accounting Group P.C. regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants' financial statements, and neither a written report was provided to Davis Accounting Group P.C. nor oral advice was provided that Davis Accounting Group P.C. concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------
99.1             Letter from SF Partnership, LLP addressed to the
                 Securities and Exchange Commission


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2006

                                       CDOOR CORP.

                                       /s/ Lavi Krasney
                                       ------------------
                                       Lavi Krasney
                                       Chief Executive Officer